UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2005
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                            SJW Corp.
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     (Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                          Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01   Other Events.

SJW Land Company, a wholly-owned subsidiary of SJW Corp., has engaged CB Richard Ellis Corporation ("CBRE") to list and sell approximately eight acres of properties located east and west of Delmas Avenue near the HP Pavilion in San Jose, California (the "Property"). Information regarding the Property will soon be available through CBRE's website at www.cbre.com/sjw.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SJW Corp.
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September 15, 2005                /s/ Angela Yip
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                                  Angela Yip,
                                  Chief Financial Officer
                                  and Treasurer